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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 27, 2003

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

          FLORIDA                       1-4604                  65-0341002
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

  3000 Taft Street, Hollywood, Florida                             33021
(Address of principal executive offices)                        (Zip Code)

                                 (954) 987-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

          Exhibit 99.1 Press release dated August 27, 2003 titled "HEICO Corporation Reports Improved Third Quarter Results."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On August 27, 2003, HEICO Corporation issued a press release announcing its financial results for the third fiscal quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is intended to be furnished under this Item 12.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               HEICO CORPORATION
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                                                 (Registrant)


Date:  August 27, 2003                         By:     /s/ Thomas S. Irwin
                                                   ---------------------------
                                                         Thomas S. Irwin
                                                    Executive Vice President
                                                   and Chief Financial Officer
                                                    (Principal Financial and
                                                       Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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  99.1        Press release dated August 27, 2003 titled "HEICO Corporation
              Reports Improved Third Quarter Results."

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